Consent of Independent Auditors

We consent to the incorporation by reference in this Registration Statement of youticket.com, inc. (the "Company") on Form S-8, of our report dated March 25, 2001, on our audit of the financial statements of youticket.com, inc. as of December 31, 2000 and 1999, which report is included in the Company's Annual Report on Form 10-KSB.


                                   /s/  James  E.  Scheifley  & Associates, P.C.
                                   ---------------------------------------------
Dillon,  Colorado                  JAMES  E.  SHEIFLEY  &  ASSOC.,  P.C.
June  26,  2001



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